UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2008

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

3125 Myers Street, Riverside, California 92503-5527

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (951) 351-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Section 5—Corporate Governance and Management

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2008, the board of directors of Fleetwood Enterprises, Inc. (the “Company”) adopted the Amended and Restated Bylaws of the Company.  The changes included in the  Amended and Restated Bylaws were as follows:

Sections 2.02 (Special Meetings), 2.05 (Notice of Stockholder Business at Annual Meetings) and 2.05 (Notice of Stockholder Nominees for Director) of the Bylaws were revised to clarify the procedures to be followed for business and nominations to be brought before a meeting; and

Section 3.02 (Number and Term of Office) of the Bylaws was amended to provide that effective September 9, 2008 the number of directors shall be reduced from 11 to ten.

The foregoing summary description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Fleetwood Enterprises, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 12, 2008

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President,
General Counsel and Secretary